IDEX MUTUAL FUNDS
                    IDEX GOLDMAN SACHS GROWTH

 Supplement dated September 9, 2002 to Prospectus dated March 1,
2002, as Amended April 1, 2002 and Supplemented May 3, 2002, June
1, 2002, July 31, 2002, August 1, 2002 and August 12, 2002

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on September 9, 2002, the Board was notified that Goldman Sachs Asset Management (GSAM), sub-adviser to IDEX
Goldman Sachs Growth (the "Fund"), will no longer serve as sub-adviser to the Fund effective at close of business on October 31, 2002. As a result, effective November 1, 2002, Goldman will terminate the Sub-Advisory Agreement dated March 1, 1999, as amended, between AEGON/Transamerica Fund Advisers, Inc. (ATFA) and GSAM, and GSAM will no longer provide sub-advisory services on behalf of the Fund.

The Board has selected Marsico Capital Management, LLC ("Marsico") to replace GSAM as sub-adviser to the Fund effective November 1, 2002. The investment advisory fee will be 0.80% of the first $250 million of the Fund's average daily net assets; 0.75% of the next $250 million of the Fund's average daily net assets; 0.70% of the next $500 million of the Fund's average daily net assets; and 0.60% of the Fund's average daily net assets in excess of $1 billion. This reflects a reduction in the overall management fees.

Also effective November 1, 2002, the Fund will be re-named "IDEX Marsico Growth." Marsico will invest, under normal market conditions, in common stocks, with at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential. Selection of stocks for this Fund will be based on an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. "Top-down" analysis takes into consideration micro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. "Bottom-up" analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

While the Fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

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